UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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FNB Corporation

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FNB Corporation’s website, which is available at www.fnbonline.com and has information about FNB Corporation’s proposed merger of equals with Virginia Financial Group, Inc., has been updated to include the following investor presentation, dated August 13, 2007, which was prepared jointly by FNB Corporation and Virginia Financial Group, Inc.

virginia FINANCIAL GROUP

"YOUR FINANCIAL PARTNER FOR LIFE"

FNB

Virginia Financial Group, Inc. (VFGI) and FNB Corporation (FNBP) are Combining in a Merger-of-Equals Transaction August 13, 2007

Caution Regarding Forward-Looking Statements
Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion to earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of VFGI and FNBP intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of VFGI and FNBP and the resulting company, include but are not limited to: (1) the businesses of VFGI and/or FNBP may not be integrated successfully or such integration may be more difficult, time-
consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5)
the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines; and (7) other risk factors detailed from time to time in filings made by VFGI or FNBP with the SEC. VFGI and FNBP undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Summary
Transaction Structure:
100% Stock Swap, Merger-of-Equals
Name of New Company:
To be determined prior to close
Fixed Exchange Ratio:
1.5850 VFGI Shares for each FNBP share
Pro Forma Ownership:
48% VFGI; 52% FNBP
Board of Directors:
Equal representation
Headquarters:
Charlottesville, Virginia
Bank/Operations Center:
Christiansburg, Virginia
Pro Forma Market Cap.:
Approx. $414 Million as of August 13, 2007
Annual Dividend:
$0.64 per share ($1.014 per FNBP equiv. share)
Expected Closing:
Late 4Q2007
Required Approvals:
Shareholder and regulatory approvals
Due Diligence:
Completed
Other:
Dual 19.9% Lock-up Option

Company Comparison
Notes: Financial Data as of June 30, 2007. Market Data as of August 13, 2007. Dollars in Thousands
VFGI FNBP
Balance Sheet
Assets $1,583,629 $1,553,111
Net Loans 1,180,352 1,121,981
Total Deposits 1,236,342 1,296,379
Total Equity 155,016 177,043
Last Twelve Months Profitability
ROAA 1.15% 1.14%
ROAE 12.25 10.08
Efficiency Ratio 61.9 58.8
Net Interest Margin 4.14 3.93
Non-Int. Income / Avg. Assets 1.00 0.95
Non-Int. Expense / Avg. Assets 3.04 2.73
Market Capitalization ($mm) $202.3 $212.0
Branches:
     Deposit Branches 35 27
     Loan Production Offices 2 2

Senior Management Team
Chairman of the Board: Bill Heath  (FNBP)
President and CEO: Ed Barham  (VFGI)
Chief Financial Officer: Jeff Farrar  (VFGI)
Chief Operating Officer: Litz Van Dyke  (VFGI)
Bank President: Greg Feldmann  (FNBP)
Chairman of Bank Board: Ray Smoot (FNBP)

Transaction Rationale
Creates the largest commercial bank headquartered in Virginia
Combines the best banking talent from both VFGI and FNBP
Creates a Wealth Management division with nearly $1 billion of assets under management
Expands presence in the highly attractive Virginia marketplace
Enhances competitive position
Expected to be accretive to Earnings Per Share for both VFGI and FNBP in first full year following close
Increases stock trading liquidity and market capitalization
Significantly improves the possibility that combined company could be included in the
Russell 3000 Index in 2008

Pro Forma Franchise
#1 - Largest Bank Holding Company Headquartered in Virginia Ranked by Assets
#1 - Largest Bank Holding Company Headquartered in Virginia Ranked by Loans
#1 - Largest Bank Holding Company Headquartered in Virginia Ranked by Deposits*
#2 – Second Most Branches of Any Virginia-Based Bank Holding Company
NOTE:  Excludes Capital One Financial Corp, E*Trade Financial Corp, Countrywide Financial Corp., and UNIFI Mutual Holding Co.
*  Deposit Data at June 30, 2006 Adjusted for all Pending and Completed Mergers as of 7/19/2007. Dollars in thousands.
Source:  SNL Securities

Baltimore
Washington
Charleston
Richmond

FNB

virginia
FINANCIAL GROUP

Branch Map Charlottesville Culpeper Staunton Harrisonburg Roanoke Christiansburg Fredericksburg VFGI LPO FNBP LPO

Virginia Deposit Market Share
# of Virginia
Rank Ticker Company Name City State Branches Deposits * Share
1 WB Wachovia Corp. Charlotte NC 649 $25,465,221 19.97%
2 BBT BB&T Corp. Winston-Salem NC 686 19,411,042    15.22
3 BAC Bank of America Corp. Charlotte NC 254 16,900,970    13.25
4 STI SunTrust Banks Inc. Atlanta GA 355 14,083,510    11.05
5 C Citigroup Inc. New York NY 9 6,906,541      5.42
6 Pro Forma Combined Company Charlottesville VA 62 2,595,278      2.04
6 PNC PNC Financial Services Group Pittsburgh PA 73 2,346,076      1.84
7 B.F. Saul Company Chevy Chase MD 109 2,287,460      1.79
8 CARE Carter Bank & Trust Martinsville VA 95 2,099,405      1.65
9 UBSI United Bankshares Inc. Charleston WV 61 1,996,530      1.57
10 UBSH Union Bankshares Corp. Bowling Green VA 60 1,663,505      1.30
11 TOWN TowneBank Portsmouth VA 22 1,619,993      1.27
12 VCBI Virginia Commerce Bancorp Inc. Arlington VA 21 1,432,267      1.12
13 VFGI Virginia Financial Group Culpeper VA 35 1,303,200      1.02
14 FNBP FNB Corp. Christiansburg VA 27 1,292,078      1.01
15 BHRB Burke & Herbert Bank & Trust Alexandria VA 16 1,155,366      0.91
16 CFNL Cardinal Financial Corp. McLean VA 26 1,127,857      0.88
17 FCNCA First Citizens BancShares Inc. Raleigh NC 54 1,103,768      0.87
18 Ukrop's Super Markets Inc. Richmond VA 39 1,004,389      0.79
19 FULT Fulton Financial Corp. Lancaster PA 9 905,814         0.71
20 NKSH National Bankshares Inc. Blacksburg VA 31 746,787         0.59
NOTE:  Excludes Capital One Financial Corp, E*Trade Financial Corp, Countrywide Financial Corp., and UNIFI Mutual Holding Co.
*  Deposit Data at June 30, 2006 Adjusted for all Pending and Completed Mergers as of 8/8/2007. Dollars in thousands.
Source:  SNL Securities
Market

VFGI/FNBP Home Markets Deposit Market Share
# of Virginia
Rank Ticker Company Name City State Branches Deposits * Share
1 WB Wachovia Corp. Charlotte NC 112 4,142,628 19.83%
2 BBT BB&T Corp. Winston-Salem NC 156 3,495,023 16.73
3 STI SunTrust Banks Inc. Atlanta GA 90 2,613,592 12.51
4 Pro Forma Combined Company Charlottesville VA 62 2,595,278 12.43
5 BAC Bank of America Corp. Charlotte NC 44 1,924,322 9.21
6 VFGI Virginia Financial Group Culpeper VA 35 1,303,200 6.24
6 FNBP FNB Corp. Christiansburg VA 27 1,292,078 6.19
7 CARE Carter Bank & Trust Martinsville VA 44 819,149 3.92
8 UBSH Union Bankshares Corp. Bowling Green VA 19 663,163 3.17
9 NKSH National Bankshares Inc. Blacksburg VA 16 487,304 2.33
10 UBSI United Bankshares Inc. Charleston WV 15 406,429 1.95
11 FCNCA First Citizens BancShares Inc. Raleigh NC 24 397,779 1.90
12 VYFC Valley Financial Corp. Roanoke VA 8 395,042 1.89
13 PNC PNC Financial Services Group Pittsburgh PA 9 383,241 1.83
14 FMBM F & M Bank Corp. Timberville VA 9 277,422 1.33
15 CFFC Community Financial Corp. Staunton VA 6 226,106 1.08
*  Deposit Data at June 30, 2006 Adjusted for all Pending and Completed Mergers as of 8/8/2007. Dollars in thousands.
Data includes all counties where FNBP or VFGI have a branch office.
Source:  SNL Securities
Market

Overview of Virginia Financial Group, Inc.
Headquartered in Charlottesville, Virginia
Operates two banking subsidiaries, Second Bank & Trust and Planters Bank, with a total of 35 branches
Assets of nearly $1.6 billion, deposits of $1.2 billion and equity of $155 million
#1 Deposit Market Share in four Virginia Counties
5 year EPS Compound Annual Growth Rate of 11.3%
Middle-market commercial banking tradition with three lines of business:
Retail Banking Retail Banking
Commercial Banking Commercial Banking
Wealth Management Wealth Management
Market Capitalization:  $202 million (as of 8/13/07)

Overview of FNB Corporation
Headquartered in Christiansburg, Virginia
Assets of $1.6 billion, deposits of $1.3 billion and equity of $177 million
Through its subsidiary, First National Bank, the Corporation operates 27 full-service branches and 2 loan production offices
#1 Deposit Market Share in four Virginia Counties
Community Bank model with four lines of business:
:
Retail Banking Retail Banking
Commercial Banking Commercial Banking
Private Banking Private Banking
Wealth Management Wealth Management
Growing financial services niche
Market Capitalization:  $212 million (as of 8/13/07)

Overview of Combined Company
Creates a Virginia financial services holding company with over $3 billion in assets with strong growth profile
Commercial banking foundation
Strong core deposits
Significant Virginia market presence
- #1 deposit market share in 3 of 7 MSAs, top five in 5 of 7
- Top five deposit market share in 22 of 32 counties
Geographic diversification of loan portfolio and increased legal lending limit
Growing fee income businesses
Strong capital base
Pro Forma $414 Million Market Capitalization (as of 8/13/07)
Enhances strategic position in the merger market arena
Increased opportunity for growth through de novo branching and/or acquisitions

Expected Source of Cost Savings Personnel $5,761,633 Occupancy / Equipment 326,004 Operations / Technology Reductions 859,679 Corporate / Other 2,501,430 Total (Pre-Tax) $9,448,746

Loan Portfolio
Commercial R/E
37.3%
Consumer
2.6%
C&I
9.1%
Multifamily
4.4%
Const & Dev
18.4%
Other
2.1%
1-4 Family
26.2%
Commercial R/E
20.5%
Consumer
7.5%
C&I
8.1%
Multifamily
4.5%
Const & Dev
21.4%
Other
1.1%
1-4 Family
36.8%
Commercial R/E
30.3%
Consumer
5.2%
C&I
8.9%
Multifamily
0.5%
Const & Dev
20.7%
Other
1.7%
1-4 Family
32.7%
VFGI
VFGI
FNBP
FNBP
Pro Forma
Pro Forma
Net Loans: Net Loans:
$1.18 billion $1.18 billion
Net Loans: Net Loans:
$1.12 billion $1.12 billion
Net Loans: Net Loans:
$2.30 billion $2.30 billion
Loan/Deposit Ratio: Loan/Deposit Ratio:
96.6% 96.6%
Loan/Deposit Ratio: Loan/Deposit Ratio:
87.6%  87.6%
Loan/Deposit Ratio: Loan/Deposit Ratio:
90.6% 90.6%
Note: Loan composition as of March 31, 2007

Deposit Base
Retail CDs
31.8%
Jumbo CDs
16.6%
MMDA & Savings
43.2%
Transaction
1.5%
Demand
6.8%
Retail CDs
37.4%
Jumbo CDs
15.2%
MMDA & Savings
38.3%
Transaction
7.2%
Demand
2.0%
Retail CDs
34.6%
Jumbo CDs
15.9%
MMDA & Savings
40.7%
Transaction
4.3%
Demand
4.4%
Total Deposits: Total Deposits:
$1.24 billion $1.24 billion
Total Deposits: Total Deposits:
$1.30 billion $1.30 billion
Total Deposits: Total Deposits:
$2.54 billion $2.54 billion
VFGI
VFGI
FNBP
FNBP
Pro Forma
Pro Forma
Note: Deposit composition as of March 31, 2007

Virginia Financial Group, Inc.
Financial Information 2003 2004 2005 2006 LTM
Total Assets $1,387,211 $1,449,608 $1,505,184 $1,625,989 $1,583,629
Total Investment Securities 360,041 286,856 241,032 264,141 262,851
Total Net Loans 918,120 1,055,584 1,138,718 1,210,772 1,180,352
Total Deposits 1,210,774 1,257,164 1,255,509 1,318,281 1,236,342
Total Equity 119,830 127,089 136,105 150,652 155,016
Net Income 13,492 15,203 18,216 19,497 18,353
Earnings Per Share 1.25 1.41 1.68 1.80 1.70
Ratio Analysis
ROAA 1.13 1.07 1.23 1.24 1.15
ROAE 11.47 12.40 13.86 13.57 12.25
Efficiency Ratio 63.02 60.08 59.09 59.58 61.88
Total Equity / Total Assets 8.64 8.77 9.04 9.27 9.79
Loans / Deposits 76.21 84.44 91.04 92.37 96.64
Note: Dollars in Thousands

FNB Corporation
Financial Information 2003 2004 2005 2006 LTM
Total Assets $1,326,811 $1,396,116 $1,481,482 $1,518,715 $1,553,111
Total Investment Securities 193,237 156,732 171,340 189,479 211,411
Total Net Loans 994,108 1,101,210 1,157,102 1,174,642 1,121,981
Total Deposits 1,048,802 1,124,267 1,217,006 1,262,982 1,296,379
Total Equity 141,108 150,001 160,476 173,417 177,043
Net Income 12,932 14,247 17,533 17,912 17,377
Earnings Per Share 2.01 1.95 2.39 2.41 2.33
Ratio Analysis
ROAA 1.14 1.04 1.22 1.19 1.14
ROAE 11.26 9.82 11.35 10.81 10.08
Efficiency Ratio 58.85 56.49 54.89 56.81 58.81
Total Equity / Total Assets 10.64 10.74 10.83 11.42 11.40
Loans / Deposits 95.34 98.15 95.59 92.64 87.62
Note: Dollars in Thousands

Analyst Commentary
Stifel Nicolaus
“We believe the deal represents an opportunity for both companies to build scale and market share across complementary markets in southwest and northwest Virginia. Moreover, the transaction will provide both companies with the economics to expand through a combination of more aggressive de novo activity as well as acquisitions into higher growth markets across
Virginia, and possibly into North Carolina.”

Analyst Commentary Janney Montgomery “We like the combination of Virginia Financial and FNB Corporation structured as a merger of equals for the cost savings and accretion to earnings.”

Analyst Commentary
Scott & Stringfellow
“An interesting sidelight to the transaction is that more than likely the combined company’s market cap would be at a level that would position it for re-entry into the Russell 3000 in 2008.”

Additional Information about the Merger and Where to Find It
This presentation is being made in respect of the proposed merger of FNBP and VFGI.  In connection with the proposed merger, VFGI plans to file with the SEC a registration statement on Form S-4 to register the shares of VFGI common stock to be issued to the shareholders of FNBP in the transaction.  The registration statement will include a joint proxy statement/prospectus which will be mailed to the shareholders of VFGI and FNBP seeking their approval of the merger.  In addition, each of VFGI and FNBP may file other relevant documents concerning the proposed merger with the SEC.
INVESTORS AND SECURITY HOLDERS OF FNBP AND VFGI ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4
AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER
DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT VFGI, FNBP AND THE PROPOSED TRANSACTION.  Investors and security holders may obtain free copies of these documents (when available) through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) also may be obtained by directing a request by telephone or mail to Virginia
Financial Group, Inc., 1807 Seminole Trail, Suite 104, Charlottesville, Virginia 22901, Attention: Investor Relations (telephone: (434) 964-
2217) or FNB Corporation, 105 Arbor Drive, P.O. Box 600, Christiansburg, Virginia 24068, Attention: Investor Relations (telephone:
(540) 382-6042) or by accessing VFGI’s website at http://www.vfgi.net under “SEC Filings and Other Documents” or FNBP’s website at
http://www.fnbonline.com under “Investor Relations/SEC Filings.”
VFGI and FNBP and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of VFGI and/or FNBP in connection with the merger. Information about the directors and executive officers of VFGI is set forth in the proxy statement for VFGI’s 2007 annual meeting of shareholders filed with the SEC on
March 28, 2007. Information about the directors and executive officers of FNBP is set forth in the proxy statement for FNBP’s 2007 annual meeting of shareholders filed with the SEC on March 30, 2007. Additional information regarding these participants in the proxy solicitation and their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
The information on VFGI’s and FNBP’s websites is not, and shall not be deemed to be, a part of this presentation or incorporated into the filings either company makes with the SEC.